UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 13, 2008

(Date of earliest event reported)

TEAM FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

KANSAS

000-26335

48-1017164

(State or other jurisdiction

(Commission

(I.R.S. Employer

of incorporation)

File Number)

Identification No.)

8 West Peoria, Suite 200, Paola, Kansas, 66071

(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code:  (913) 294-9667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Section 8 – Other Events

Item 8.01 Other Events

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Signature

Exhibit-10.1 Agreement dated June 16, 2008, between Team Financial, Inc. and the Bicknell Group. (Other than Exhibit A, thereto, which shall be deemed to be “furnished” rather than “filed”.)

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On June 16, 2008 Team Financial, Inc. (the “Company”, “our” or “we”) entered into an agreement (the “Agreement”) with several stockholders known as Bicknell Group, who are a “group” as defined in Rule 13d-5 promulgated by the Securities and Exchange Commission. The Agreement addresses several corporate governance matters relating to the Company. The following is a summary of the Agreement which is qualified by reference to the Agreement, which is attached hereto as Exhibit 10.1.  Under the Agreement, the Company agreed to postpone or adjourn its 2008 Annual Meeting of Stockholders in order to resolicit proxies for a revised slate of Class III Director nominees to be elected at a reconvened meeting.  It is expected the reconvened meeting will be held within sixty (60) days. The Bicknell Group has agreed to vote in favor of the revised slate to be nominated by the Company which includes existing director, Robert Blachly; former chief financial officer and director of the Company, Richard J. Tremblay; and Jeffery L. Renner, a current non-management nominee to the Board of Directors. Those nominations are subject to non-objection by the Company’s banking regulator in the case of Mr. Tremblay and Mr. Renner, and their willingness to serve. Should either nominee decline to stand for nomination to the Board, the Company’s Nominating Committee will propose different nominees that possess adequate business experience, who will qualify as “independent” directors, and who do not have a relationship with the Bicknell Group, the Company, or any of the Company’s executive officers that would impair their independence.

In conjunction with the Agreement, Carolyn Jacobs and Denis Kurtenbach have declined to stand for nomination as Class III directors.  In addition, independent director, Harold G. Sevy, Jr. has agreed to tender his resignation as a director effective no later than the reconvened meeting so that the number of Board positions will be reduced to eight directors.

In addition, the Agreement provides that the Company’s Strategic Planning Committee of the Board will be reconstituted to consist of Connie Hart, Jeffery Renner and Richard Tremblay, with Ms. Hart serving as chairperson.   Also the Audit Committee of the Board will be composed of Greg Sigman, who will serve as chairperson, Connie Hart and Jeffery Renner.  The Nominating Committee will be composed of Robert Blachly, who will be the chairperson, Gregory Sigman and Kenneth Smith.  The Compensation Committee will be composed of Kenneth Smith, who will be chairperson, Connie Hart and Jeffery Renner.  All other directors will have the right to participate in committee meetings, as observers, consistent with regulatory requirements and committee charters.

The Company also agreed to not extend its Rights Agreement with American Securities Transfer & Trust, Inc., as rights agent, beyond the expiration date of June 3, 2009 or adopt any similar agreement without stockholder approval.  The Company further agreed to seek to eliminate its classification of the Board of Directors so that annually all directors will stand for re-election.  This proposal to declassify the Board is to be presented to the stockholders at the 2009 Annual Meeting.

Under the Agreement, the Company will move forward with its plan to have Connie Hart, an independent director, become chairperson of the Board, as previously announced.

The Bicknell Group, which owns 427,025 shares of common stock, or 11.9% of the outstanding shares, agreed to refrain from any tender offer, exchange offer, merger or business combination with the Company as well as to refrain from any solicitation of proxies until the earlier of the 2009 Annual Meeting or June 30, 2009.  Also, prior to the 2009 Annual Meeting, the Bicknell Group agreed not to propose any matter to submission to the Company’s stockholders or to seek to amend any provision of the Company’s Articles of Incorporation or bylaws.

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors;

Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See the discussion under Item 1.01 relating to the departure of certain directors and the appointment of an independent Chairperson of the Board.

Section 8 – Other Events

Item 8.01 Other Events.

(1) On June 13, 2008, the Board of Directors of the Company officially received from its primary regulator, the Kansas City regional office of the Federal Reserve Bank, a letter dated June 13, 2008, which is similar to those issued by the Office of the Comptroller on April 24, 2008 with respect to the Company’s subsidiary banks.  As is customary, the letter provides that the Company is under similar regulatory conditions as those of its subsidiary banks, including prior regulatory notification of changes in senior management and the Board of Directors and restrictions on severance payments to officers, directors and employees.

The restrictions provide in substance that the Company must notify the Federal Reserve Bank of Kansas City 30 days before adding or replacing a member of the Board of Directors.  The Company must also obtain advance written approval from the applicable regulators prior to employing any, or promoting any existing employee as a senior executive officer, and the Company may not, except under certain circumstances, enter into any agreements to make severance or indemnification payments or make any such payments to institution-affiliated parties.  The Company expects to cooperate with the regulatory agencies to address any concerns. For this reason, the required notice to approve Mr. Renner and Mr. Tremblay as directors of the Company is expected to be provided to the Federal Reserve Bank of Kansas City in the near future.

In addition, as a result of the letter, the Company will only be permitted to engage in activities permissible for “bank holding companies” under the Federal Bank Holding Company Act, which it has done since early 2005, and expects to do so for the foreseeable future. The Company will not engage in any activities permissible only to “financial holding companies,” such as owning and operating a broker-dealer or an insurance-related business as defined in the Bank Holding Company Act and the Company intends to reclassify as a “bank holding company” with the Federal Reserve Bank in the near future.

(2) On June 17, 2008 the Company issued a press release which is attached as Exhibit A - to Exhibit 10.1 hereto.. The press release shall be deemed to be “furnished” rather than “filed”.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements of businesses acquired:

Not applicable.

(b)   Pro Forma financial information:

Not applicable.

(c)   Shell company transactions:

Not applicable.

(d)   Exhibits:

Exhibit No.	Description

10.1	Agreement dated June 16, 2008, between Team Financial, Inc. and the Bicknell Group. (Other than Exhibit A which shall be deemed to be “furnished” rather than “filed”.)

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM FINANCIAL, INC.

	By:	/s/ Robert J. Weatherbie

Robert J. Weatherbie,

Chairman and Chief Executive Officer

Date: June 18, 2008